                                                                  EXHIBIT 10.26

                    AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

   AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (this "Amendment"), dated as of November 20, 2002, by and between Plains Exploration & Production Company, a Delaware corporation ("Company"), and James C. Flores ("Employee"). Undefined capitalized terms are defined in the Agreement (as defined below).

   WHEREAS, Company and Employee entered into the Employment Agreement, dated as of September 19, 2002 (the "Agreement");

   WHEREAS, Company and Employee desire to enter into this Amendment to change the effective date of the grant of 75,000 restricted shares of Company common stock;

   NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

      1. Section 4(d) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          "(d) New Grant. On the Effective Date, Company will grant Employee 75,000 restricted shares of Company common stock with respect to which restrictions will lapse pro rata over a three-year period beginning on the first anniversary of the Effective Date and under such other terms and conditions as provided in the agreement evidencing such award."

      2. Effect on the Agreement. Except as specifically amended or waived by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect. The term "Agreement" used in the Agreement shall mean the Agreement as amended hereby.

      3. Counterparts. This Amendment may be executed in counterparts each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

      4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas, without regard to its principles of conflicts of law.


                           [Signature Page Follows]

   IN WITNESS WHEREOF, each of the parties have caused this Amendment to be executed on its behalf by its officers thereunto duly authorized on the day and year first written above.

                                              PLAINS EXPLORATION & PRODUCTION
                                              COMPANY

                                              By:     /S/  JOHN T. RAYMOND
                                                  -----------------------------
                                                         John T. Raymond
                                                            President

                                              EMPLOYEE

                                                       /S/  JAMES C. FLORES
                                                   -----------------------------
                                                          James C. Flores

                                      2